SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 28, 2011, the Board of Directors (the “Board”) of Wabash National Corporation (the “Company”) appointed John E. Kunz to the Company’s Board and to the Audit and Nominating and Corporate Governance Committees. Mr. Kunz is the Vice President – Treasurer and Tax of Tenneco Inc., a global manufacturer of automotive emission control and ride control systems. The appointment of Mr. Kunz brings the Company’s Board to seven members.

In connection with his appointment to the Board, Mr. Kunz entered into the form of Indemnification Agreement adopted by the Board on July 30, 2009 and attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2009.  Mr. Kunz will be compensated consistent with the Company’s policy for non-employee directors as in effect from time to time.  Consistent with that policy, Mr. Kunz will receive a pro-rated portion of the $24,500 cash portion of the annual retainer for Board members for 2011 and, if reelected at the 2011 Annual Meeting of Stockholders, it is expected he will receive the restricted stock portion of the annual retainer, which is paid in restricted stock having a value equivalent to $50,000.  The current policy for non-employee director compensation also provides a per meeting fee of $1,800 for personal attendance at Board and Committee meetings or $900 per meeting attended by telephone.

Section 8 – Other Events

Item 8.01. Other Events.

As previously reported by the Company on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2010, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of the Company’s authorized shares of common stock, par value $.01 per share, from 75,000,000 shares to 200,000,000 shares and correspondingly, to increase the total number of authorized shares of all classes of the Company’s capital stock from 100,000,000 to 225,000,000 shares, which includes 25,000,000 shares of preferred stock, par value $.01 per share.  A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wabash National Corporation

Date: March 29, 2011	By:	/s/ Mark J. Weber
Mark J. Weber
Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS
Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation